BlackRock Emerging Markets Fund, Inc.

BlackRock FundsSM

BlackRock Emerging Markets Dividend Fund

BlackRock Tactical Opportunities Fund

BlackRock Latin America Fund, Inc.

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 12, 2018 to the Summary Prospectus, Prospectus and Statement of

Additional Information (“SAI”) of each Fund

Effective July 1, 2018, the sub-advisory agreement between BlackRock Advisors, LLC (“BlackRock”) and BlackRock International Limited (“BIL”) with respect to each Fund will expire. BlackRock will remain as the investment adviser to each Fund and will provide investment advisory services to each Fund pursuant to the applicable investment advisory agreement currently in effect with BlackRock. To the extent a Fund has other sub-advisory arrangements in place, they will not be impacted by this change. The same portfolio management teams will continue to manage the Funds and there will be no change in the advisory fee rates payable by the Funds to BlackRock as a result of the expiration of the sub-advisory agreements.

Accordingly, effective July 1, 2018, references in each Fund’s summary prospectus, prospectus and SAI to BIL currently serving as a sub-adviser to the Fund are hereby deleted. For information about the investment advisory arrangements for each Fund and BlackRock, see “Management of the Fund — BlackRock” in the Fund’s prospectus.

Shareholders should retain this Supplement for future reference.

ALLPRSAI-4FUND-0618SUP